FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Third Amended and Restated Credit Agreement this (“Agreement”) is dated as of August 7, 2012 and is entered into between Education Realty Operating Partnership, LP and various subsidiaries thereof (collectively referred to as “Borrower”) and KeyBank National Association, as Administrative Agent on behalf of itself and the Required Lenders (unless otherwise defined herein capitalized terms defined in the Credit Agreement (as defined below) shall have the same meaning herein as provided in the Credit Agreement).
WHEREAS the Borrower, the Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement dated as of September 21, 2011 (the “Credit Agreement”), where the Lenders have agreed to provide certain financial accommodations to the Borrower; and
WHEREAS, the Borrower has requested that the provisions of Section 5.02(i) of the Credit Agreement be amended and the Required Lenders have agreed to so amend the terms and conditions of Section 5.02(i) of the Credit Agreement as set forth herein.
NOW THEREFORE, it is hereby agreed to by and between the Borrower and the Administrative Agent, on behalf of the Required Lenders, as follows:
1.    Section 5.02(i) of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:
“Commencing as of January 1, 2013, the ratio of (i) the Indebtedness of the Consolidated Group that bears interest at a varying rate of interest or that does not have the interest rate effectively fixed pursuant to Hedging Agreement to (ii) the sum of Indebtedness of the Consolidated Group, shall not exceed thirty percent (30%).”
2.    Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect. It is intended that this Amendment take effect under the laws of the State of New York as of the date first written above.

EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By: EDUCATION REALTY OP GP, INC., a Delaware corporation, its General Partner

By: /s/ Randall H. Brown
Name: Randall H. Brown
Title: Executive Vice President,
Treasurer & Secretary

EDR ATHENS I, LLC, a Delaware limited liability company

By: Education Realty Trust, LLC, a Delaware limited liability company, its managing member

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Name: Randall H. Brown
Title: Executive Vice President,
            Treasurer & Secretary

EDR TALLAHASSEE I, LLC, a Delaware limited liability company

By: Education Realty Trust, LLC, a Delaware limited liability company, its managing member

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Name: Randall H. Brown
Title: Executive Vice President,
Treasurer & Secretary

EDR OXFORD, LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Name: Randall H. Brown
Title: Executive Vice President,
Treasurer & Secretary

EDR LAWRENCE LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Lawrence LLC, a Delaware limited liability company, its general partner

By: EDR Lawrence, Inc., a Delaware corporation, its managing member

By: /s/ Randall H. Brown
Name: Randall H. Brown
Title: Executive Vice President,
Treasurer & Secretary

EDR TALLAHASSEE LIMITED
PARTNERSHIP, a Delaware limited
partnership

By: EDR Tallahassee, LLC, a Delaware limited liability company, its general partner

By: EDR Tallahassee, Inc., a Delaware corporation, its managing member

By: /s/ Randall H. Brown
Name: Randall H. Brown
Title: Executive Vice President,
Treasurer & Secretary

EDR TAMPA LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Tampa, LLC, a Delaware limited liability company, its general partner

By: EDR Tampa, Inc., a Delaware corporation, its managing member

By: /s/ Randall H. Brown
Name: Randall H. Brown
Title: Executive Vice President,
Treasurer & Secretary

EDR WESTERN MICHIGAN LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Western Michigan, LLC, a Delaware limited liability company, its general partner

By: EDR Western Michigan, Inc., a Delaware corporation, its managing member

By: /s/ Randall H. Brown
Name: Randall H. Brown
Title: Executive Vice President,
Treasurer & Secretary

EDR CHARLOTTESVILLE LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Name: Randall H. Brown
Title: Executive Vice President,
Treasurer & Secretary

EDR CHARLOTTESVILLE JEFFERSON LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Name: Randall H. Brown
Title: Executive Vice President,
Treasurer & Secretary

EDR CHARLOTTESVILLE WERTLAND LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Name: Randall H. Brown
Title: Executive Vice President,
Treasurer & Secretary

EDR BERKELEY LP, a Delaware limited partnership

By: EDR BERKELEY, LLC, a Delaware limited liability company, its general partner

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Name: Randall H. Brown
Title: Executive Vice President,
Treasurer & Secretary

CONSENTED TO AND AGREED

Education Realty Trust, Inc.

By: /s/ Randall H. Brown
Name: Randall H. Brown
Title: Executive Vice President,
Treasurer & Secretary

ACKNOWLEDGED AND AGREED:

KeyBank National Association as Administrative Agent on behalf of the Required Lenders

By: /s/ Gregory W. Lane
Name: Gregory W. Lane
Title: Vice President